Exhibit 99.1

Supplemental Information

(Unaudited)

March 31, 2004

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

March 31, 2004

Highlights and Discussion

Reporting Period Highlights – First Quarter 2004	1
Subsequent Events	2
Forward-Looking Statements	3

Financial Statements
Quarterly Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Quarterly Consolidated Statements of Operations	6
Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From Operations (AFFO) and Earnings per diluted share, as adjusted	7
Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate	8

Selected Financial Analyses

Quarterly Equity Analysis	9
Quarterly Valuation Analysis	10
Quarterly Debt Analysis	11
Quarterly Operating Ratios	12
Quarterly Dividend Analysis	13
Investor Composition and Analyst Coverage	14
Debt Maturity Schedule –March 31, 2004	15

Portfolio Summary

Property Summary by Region – March 31, 2004	16
Property Occupancy Rates by Region by Quarter	20
Top Twenty Office Tenants as of March 31, 2004	21
Combined Real Estate Revenue and Combined Net Operating Income by Geographic Region by Quarter	22
Same Office Property Cash and GAAP Net Operating Income by Quarter	23
Average Occupancy Rates by Region for Same Office Properties	24
Office Lease Expiration Analysis by Year	25
Quarterly Office Renewal Analysis	26
Year-to-date Acquisition Summary as of March 31, 2004	28
Development Summary as of March 31, 2004	29
Joint Venture Summary as of March 31, 2004	30
Reconciliations of Non GAAP Measurements	31
Reclassifications and Definitions	33

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Vice President, Finance and Investor Relations at (410) 992-7324 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements, along with reclassifications and definitions for certain terms used herein, have been provided on pages 31 through 35.

Reporting Period Highlights – First Quarter 2004

Financial Results

•      Reported Net Income Available to Common Shareholders of $4,537,000 or $.14 per diluted share for the first quarter of 2004 as compared to $5,454,000 or $.22 per diluted share for the comparable 2003 period, representing a decrease of (36.4)% per share.  Included in the first quarter of 2003 was a gain of $3.4 million, or $.13 per share, related to the sale of Constellation Centre and the adjacent land parcels.

•      Reported FFO – diluted of $16,307,000 or $.40 per share/unit for the first quarter of 2004 as compared to $13,621,000 or $.37 per share/unit for the comparable 2003 period, representing an increase of 8.1% per share/unit.  Excluding the effects of SFAS 141 described below, our FFO per share would have been $.39 per share for the first quarter of 2004 as compared to $.35 per share for the comparable 2003 period, representing an increase of 11.4% per share.

•      Recorded SFAS 141 accretion of intangible assets and liabilities classified as revenues of $309,000 and $549,000 in the first quarter of 2004 and 2003, respectively, which increased FFO.

•      Reported AFFO – diluted of $12,209,000 for the first quarter of 2004 as compared to $9,139,000 for the comparable 2003 period, representing an increase of 33.6%.

•      Our FFO payout ratio was 56.9% for the first quarter of 2004 as compared to 58.1% for the comparable 2003 period.  Our AFFO payout ratio was 76.0% for the first quarter of 2004 as compared to 86.5% for the comparable 2003 period.

Financing Activity and Capital Transactions

•      On February 11, 2004, the holder of the Series D convertible preferred shares converted 100% or 544,000 Series D preferred shares into 1,196,800 common shares.

•      On March 10, 2004, we closed on a $300 million unsecured revolving credit facility to replace the existing $150 million secured revolving credit facility scheduled to mature on March 31, 2004.  The new revolving credit facility is priced based on a leverage grid and is initially priced at Libor plus 140 basis points.  The new facility matures in March 2007, unless a one-year extension option is exercised.

•      As of March 31, 2004, our debt to market capitalization was 41.0% and our debt to undepreciated book value of real estate assets was 57.1%.  We achieved an EBITDA interest coverage ratio of 3.1x and an EBITDA fixed charge coverage ratio of 2.2x for this quarter.

Acquisitions / Dispositions

•      On March 5, 2004, we acquired an office building in Gaithersburg, Maryland containing 129,030 square feet for $23.2 million.  This acquisition was funded through the assumption of a $16.8 million (valued at $17.5 million), 6.25% fixed rate loan, a $5.0 million borrowing under our secured revolving credit facility and the balance from cash reserves.

•      On March 24, 2004, we acquired eight office/flex buildings containing 430,869 square feet and two land parcels totaling 13.7 acres in St. Mary’s County, Maryland for a total of $52.0 million.  The buildings, located in two parks, are strategically positioned in close proximity to the Patuxent River Naval Air Station.  The eight building portfolio is 95.1% occupied as of March 31, 2004.  The core tenancy consists primarily of major defense contracting corporations and agencies, such as General Dynamics, BAE Systems, Bearing Point, Raytheon and SAIC.  The acquisition was financed through the assumption of a $3.4 million (valued at $3.7 million), 8.63% fixed rate non-recourse loan and $48.0 million in proceeds from our unsecured revolving line of credit. This acquisition includes two additional buildings totaling 103,885 square feet, which will be acquired for $14.6 million, including loan assumptions of $7.1 million.  One of these buildings closed on May 5, 2004 and the second will close within 60 days, contingent upon the existing lenders’ approval.

Operations

•      Overall occupancy was 91.9% and our portfolio was 93.8% leased as of March 31, 2004.

•      Our same property cash NOI increased by 4.5% or $1,149,000 as compared to the quarter ended March 31, 2003.  This increase in cash NOI for our same property portfolio was primarily caused by $1,689,000 in increased base rental revenue due to increased occupancy combined with higher rents.  Our same property portfolio consists of 108 properties and represents 81.7% of our total square feet owned as of March 31, 2004.

•      Weighted average lease term of our office portfolio is 4.7 years as of March 31, 2004, with an average contractual rental rate (including tenant reimbursements of operating costs) of $19.85 per square foot.

•      We renewed 277,011 square feet or 84.2% of our expiring office leases (based upon square footage) with an average capital cost of $1.70 per square foot during the first quarter.  For our renewed and retenanted space of 509,528 square feet, we realized changes in base rent and total rent, on a straight-line basis, of 3.3% and 3.1%, respectively, as measured from the GAAP straight-line rent in effect preceding the renewal date.  Base rent and total rent on a cash basis remained flat on this same space.

•       We executed a lease termination agreement with AT&T Corp. relating to 143,072 square feet in our building at 431 Ridge Road in Dayton, New Jersey.  AT&T Corp. is required to remit a $4.2 million termination fee which we will recognize as earnings over the period January 2004 through January 2005.

•      We executed a long-term lease with Booz Allen Hamilton Inc. (“BAH”) for 241,824 square feet at 13200 Woodland Park Drive in Herndon, Virginia.  This building is currently 100% leased to VeriSign, Inc. through July 2014.  In connection with the BAH lease, we acquired an adjacent 5.3 acre land parcel for $9.6 million which closed on April 29, 2004.  Simultaneous with executing this lease, we entered into a lease modification with VeriSign, Inc. modifying their existing termination right to cover the 241,824 square feet and to require payment by them of a $3.5 million termination fee.

•      We executed a five-year lease with Northrop Grumman Systems Corporation for the entire building at Airport Square I, a newly renovated, 99,524 square foot, Class A office building.

Subsequent Events

•      On April 14, 2004, we executed our options to purchase, for $4.0 million, the ground leases for the Greens II and Greens III buildings in Chantilly, Virginia.

•      On April 15, 2004, we acquired an office building containing 178,764 square feet for $16.5 million in Hunt Valley, Maryland.  We funded this purchase using a $16.0 million borrowing under our unsecured revolving credit facility and the balance from cash reserves.

•      On April 23, 2004, we issued 2,750,000 common shares generating net proceeds of $58.4 million, or $21.24 per share.  Proceeds went initially to pay down our revolving credit line, but will be redeployed to prepay, in June 2004, a $26.0 million mortgage that matures on August 1, 2004, bearing interest at 7.79%, and to redeem, for an aggregate of $31.3 million, our 10.0% Series B Cumulative Redeemable Preferred Shares, anticipated in July 2004.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may”, “will”, “should”, “expect”, “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•      our ability to borrow on favorable terms;

•      general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•      adverse changes in the real estate markets including, among other things, increased competition with other companies;

•      risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•      risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•      governmental actions and initiatives; and

•      environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1 of our Annual Report on Form 10-K for the year ended December 31, 2003.

Quarterly Selected Financial Summary Data

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Revenues from Real Estate Operations	$48,971	$46,579	$45,448	$40,878	$41,518

Combined Revenues from Real Estate Operations	48,971	46,579	45,447	40,880	42,412

Combined Net Operating Income	33,932	32,813	32,385	29,755	28,410

EBITDA	32,055	30,688	31,289	27,876	26,808

Net Income	8,993	8,070	8,582	6,238	7,987
Preferred Share dividends	(4,456)	(3,779)	(3,157)	(2,534)	(2,533)
Repurchase of preferred units in excess of recorded book value	—	—	—	(11,224)	—

Net Income (Loss) Available to Common Shareholders	$4,537	$4,291	$5,425	$(7,520)	$5,454

Earnings per diluted share	$0.14	$0.14	$0.18	$(0.30)	$0.22

Funds From Operations (FFO) - Diluted	$16,307	$16,187	$16,725	$14,909	$13,621
FFO per diluted share	$0.40	$0.40	$0.41	$0.38	$0.37

FFO - Diluted, excluding SFAS 141	$15,998	$15,835	$16,378	$14,340	$13,072
FFO per diluted share, excluding SFAS 141	$0.39	$0.39	$0.41	$0.37	$0.35

Adjusted FFO - Diluted	$12,209	$11,060	$11,963	$11,167	$9,139

Payout Ratios:

Earnings Payout	158.21%	158.63%	125.31%	n/a	94.22%

FFO - Diluted (A)	56.87%	55.77%	53.93%	60.32%	58.06%

AFFO - Diluted (B)	75.95%	81.62%	75.39%	80.53%	86.53%

Total Dividends/Distributions	$13,708	$12,670	$12,040	$11,301	$10,222

(A)  Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate FFO and including dividends on restricted shares for the 1st and 2nd quarters of 2003) by FFO diluted.

(B)   Computed by dividing total dividends/distributions (except for dividends on Series B, E, F, G and H Cumulative Redeemable Preferred Shares which are deducted to calculate AFFO and including dividends on restricted shares for the 1st and 2nd quarters of 2003) by AFFO diluted.

Note:  The above presentation does not separately report discontinued operations.

Quarterly Consolidated Balance Sheets

(Dollars in thousands except per share data)

	2004	2003
	March 31	December 31	September 30	June 30	March 31
Assets
Investment in real estate:
Land - operational	$229,558	$216,703	$208,380	$197,447	$187,344
Land - development	59,231	53,356	43,482	43,357	43,233
Construction in progress	35,387	13,793	9,474	6,847	5,334
Buildings and improvements	1,071,701	1,003,214	981,347	928,749	876,246
Investment in and advances to unconsolidated real estate joint ventures	1,059	5,262	9,576	9,817	9,679
Less: accumulated depreciation	(110,155)	(103,070)	(96,538)	(88,174)	(80,513)
Net investment in real estate	1,286,781	1,189,258	1,155,721	1,098,043	1,041,323

Cash and cash equivalents	9,536	9,481	13,372	8,367	6,282
Restricted cash	13,528	11,030	7,878	9,547	14,569
Accounts receivable, net	9,708	13,047	7,049	6,129	7,359
Investment in and advances to other unconsolidated entities	1,621	1,621	1,621	1,621	1,621
Deferred rent receivable	18,673	17,903	16,728	15,535	14,278
Deferred charges, net	19,551	17,723	17,487	17,399	18,062
Intangible assets on real estate acquisitions, net	55,577	55,692	57,371	42,577	30,765
Prepaid and other assets	14,719	14,311	21,237	16,403	12,516
Furniture, fixtures and equipment, net of accumulated depreciation	2,316	2,010	2,006	1,745	1,565
Total assets	$1,432,010	$1,332,076	$1,300,470	$1,217,366	$1,148,340

Liabilities and shareholders’ equity
Liabilities:
Mortgage and other loans payable	$829,755	$738,698	$759,298	$736,117	$707,990
Accounts payable and accrued expenses	29,217	23,126	15,450	13,756	12,040
Rents received in advance and security deposits	11,842	10,112	11,503	7,060	9,168
Deferred revenue associated with acquired operating leases	8,734	9,630	10,291	10,941	11,639
Dividends/distributions payable	12,991	12,098	11,637	10,421	9,819
Fair value of derivatives	429	467	726	921	793
Other liabilities	3,184	7,768	7,114	6,633	6,157
Total liabilities	896,152	801,899	816,019	785,849	757,606

Minority interests:
Preferred Units in the Operating Partnership	—	—	—	—	24,367
Common Units in the Operating Partnership	79,245	79,796	80,411	81,274	76,687
Other consolidated real estate ventures	5,498	—	—	—	—
Total minority interests	84,743	79,796	80,411	81,274	101,054

Commitments and contingencies	—	—	—	—	—

Shareholders’ equity:
Preferred Shares ($0.01 par value; 15,000,000 authorized);
1,725,000 designated as Series B Cumulative Redeemable Preferred Shares of beneficial interest (1,250,000 shares issued as of March 31, 2004)	13	13	13	13	13
544,000 designated as Series D Cumulative Convertible Redeemable Preferred Shares of beneficial interest (no shares issued as of March 31, 2004)	—	5	5	5	5
1,265,000 designated as Series E Cumulative Redeemable Preferred Shares of beneficial interest (1,150,000 shares issued as of March 31, 2004)	11	11	11	11	11
1,425,000 designated as Series F Cumulative Redeemable Preferred Shares of beneficial interest (1,425,000 shares issued as of March 31, 2004)	14	14	14	14	14
2,200,000 designated as Series G Cumulative Redeemable Preferred Shares of beneficial interest (2,200,000 shares issued as of March 31, 2004)	22	22	22	—	—
2,000,000 designated as Series H Cumulative Redeemable Preferred Shares of beneficial interest (2,000,000 shares issued as of March 31, 2004)	20	20	—	—	—
Common Shares of beneficial interest ($0.01 par value; 45,000,000 authorized, 31,142,779 shares issued as of March 31, 2004)	312	296	296	294	240
Treasury Shares, at cost (166,600 shares as of March 31, 2004)	(1,415)	(1,415)	(1,415)	(1,415)	(1,415)
Additional paid-in capital	499,132	494,299	445,717	390,793	315,780
Cumulative distributions in excess of net income	(41,123)	(38,483)	(35,968)	(34,595)	(20,751)
Value of unearned restricted common share grants	(5,543)	(4,107)	(4,107)	(4,185)	(3,657)
Accumulated other comprehensive loss	(328)	(294)	(548)	(692)	(560)
Total shareholders’ equity	451,115	450,381	404,040	350,243	289,680
Total shareholders’ equity and minority interests	535,858	530,177	484,451	431,517	390,734
Total liabilities and shareholders’ equity	$1,432,010	$1,332,076	$1,300,470	$1,217,366	$1,148,340

Quarterly Consolidated Statements of Operations

(Dollars and units in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31
Real Estate Operations
Revenues
Rental revenue	$43,194	$40,127	$40,210	$36,722	$35,989
Tenant recoveries and other revenue	5,777	6,452	5,238	4,156	5,529
Revenues from Real Estate Operations	48,971	46,579	45,448	40,878	41,518

Expenses
Property operating	15,039	13,869	13,075	11,101	13,654
Interest	10,262	10,471	10,436	10,037	10,135
Amortization of deferred financing costs	859	810	773	595	589
Depreciation and amortization	10,359	10,387	9,462	9,229	8,044
Expenses from Real Estate Operations	36,519	35,537	33,746	30,962	32,422

Earnings from real estate operations before equity in (loss) income of unconsolidated real estate joint ventures	12,452	11,042	11,702	9,916	9,096
Equity in (loss) income of unconsol. real estate joint ventures	(88)	(7)	95	(33)	(153)
Earnings from Real Estate Operations	12,364	11,035	11,797	9,883	8,943
Income (losses) from service operations	742	227	742	(81)	(81)
General and administrative	(2,286)	(2,242)	(1,937)	(1,766)	(1,948)

Income before (losses) gains on sales of real estate, minority interests, income taxes and discontinued operations	10,820	9,020	10,602	8,036	6,914
(Losses) gains on sales of real estate	(222)	24	23	21	404
Income before minority interests, income taxes and discontinued operations	10,598	9,044	10,625	8,057	7,318
Minority interests	(1,452)	(1,279)	(1,833)	(1,815)	(1,787)
Income before income taxes and discontinued operations	9,146	7,765	8,792	6,242	5,531
Income tax (expense) benefit, net	(153)	305	(221)	19	21
Income before discontinued operations	8,993	8,070	8,571	6,261	5,552
Discontinued operations, net	—	—	11	(23)	2,435
Net Income	8,993	8,070	8,582	6,238	7,987
Preferred share dividends	(4,456)	(3,779)	(3,157)	(2,534)	(2,533)
Repurchase of preferred units in excess of recorded book value	—	—	—	(11,224)	—
Net Income (Loss) Available to Common Shareholders	$4,537	$4,291	$5,425	$(7,520)	$5,454

For EPS Computations:
Numerator:
Net Income (Loss) Available to Common Shareholders	$4,537	$4,291	$5,425	$(7,520)	$5,454
Dividends on convertible preferred shares	21	136	136	—	136
Expense on dilutive options	—	—	—	—	—
Numerator for Dilutive EPS Computation	$4,558	$4,427	$5,561	$(7,520)	$5,590

Denominator:
Weighted Average Common Shares - Basic	29,814	28,951	28,832	25,443	23,323
Dilutive options	1,749	1,658	1,480	—	972
Preferred shares outstanding assuming conversion	539	1,197	1,197	—	1,197
Weighted Average Common Shares - Diluted	32,102	31,806	31,509	25,443	25,492

Earnings per diluted share	$0.14	$0.14	$0.18	$(0.30)	$0.22

Quarterly Consolidated Reconciliations of Funds From Operations (FFO), Adjusted Funds From

Operations (AFFO) and Earnings per diluted share, as adjusted

(Dollars and shares in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Net Income	$8,993	$8,070	$8,582	$6,238	$7,987
Preferred share dividends	(4,456)	(3,779)	(3,157)	(2,534)	(2,533)
Combined real estate related depreciation and other amortization	10,261	10,292	9,337	9,108	7,944
Depreciation and amortization of unconsolidated real estate entities	106	112	86	61	36
Minority interest - common units, gross	1,405	1,378	1,763	1,338	2,233
Gain on sale of real estate properties, excluding redevelopment	(23)	(23)	(23)	(8)	(2,843)
Funds From Operations (FFO) - Basic	16,286	16,050	16,588	14,203	12,824

Minority interest - preferred units	—	—	—	477	572
Convertible preferred share dividends	21	136	136	136	136
Restricted common share dividends	—	—	—	90	83
Expense on dilutive options	—	1	1	3	6
Funds From Operations (FFO) - Diluted	$16,307	$16,187	$16,725	$14,909	$13,621

Straight line rents	(766)	(1,061)	(1,293)	(1,309)	(1,177)
Accretion of intangible assets and liabilities classified as revenues	(309)	(352)	(347)	(569)	(549)
Recurring capital improvements	(3,023)	(3,714)	(3,122)	(1,864)	(2,756)
Adjusted Funds from Operations - Diluted	$12,209	$11,060	$11,963	$11,167	$9,139

Preferred dividends - redeemable non-convertible (1)	4,435	3,643	3,021	2,397	2,397
Preferred dividends - redeemable convertible	21	136	136	136	136
Preferred distributions	—	—	—	478	572
Common distributions	2,074	2,084	2,085	1,968	1,978
Common dividends (2)	7,178	6,807	6,798	6,322	5,139
Total Dividends/Distributions	$13,708	$12,670	$12,040	$11,301	$10,222

Denominator for earnings per share - Diluted	32,102	31,806	31,509	25,443	25,492
Preferred shares outstanding assuming conversion	—	—	—	1,197	—
Common units	8,863	8,870	8,909	8,963	8,990
Restricted shares	—	—	—	334	330
Dilutive options	—	5	—	1,274	43
Convertible preferred units	—	—	—	2,022	2,421
Denominator for funds from operations per share - Diluted	40,965	40,681	40,418	39,233	37,276

Funds From Operations (FFO) - Diluted	$16,307	$16,187	$16,725	$14,909	$13,621
Less: reclassification of accretion of intangible assets and liabilities classified as revenues	(309)	(352)	(347)	(569)	(549)
Funds From Operations (FFO) - Diluted, excluding SFAS 141	$15,998	$15,835	$16,378	$14,340	$13,072

Numerator for Dilutive EPS Computation	$4,558	$4,427	$5,561	$(7,520)	$5,590
Add: Dividends on convertible preferred shares	—	—	—	136	—
Add: Expense on dilutive options	—	—	—	3	—
Less: Repurchase of preferred units in excess of recorded book value (3)	n/a	n/a	n/a	11,224	n/a
Numerator for Dilutive EPS Computation, as adjusted	$4,558	$4,427	$5,561	$3,843	$5,590

Weighted Average Common Shares - Diluted	32,102	31,806	31,509	25,443	25,492
Add: dilutive options	n/a	n/a	n/a	1,274	n/a
Add: preferred shares assuming conversion	n/a	n/a	n/a	1,197	n/a
Weighted Average Common Shares - Diluted, as adjusted	32,102	31,806	31,509	27,914	25,492

Earnings per diluted share, as adjusted for repurchase of preferred units in excess of recorded book value	$0.14	$0.14	$0.18	$0.14	$0.22

(1)   Includes Series B, E, F, G and H Cumulative Redeemable Preferred Share dividends deducted for FFO/AFFO computations.

(2)   Includes dividends on restricted shares for the 1st and 2nd quarters of 2003.

(3)   Earnings per diluted share has been adjusted to exclude the effect of the repurchase of preferred units in excess of recorded book value.

Quarterly Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA),

Combined Net Operating Income (NOI), Discontinued Operations and Gains on Sales of Real Estate

(Dollars and shares in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Net Income	$8,993	$8,070	$8,582	$6,238	$7,987
Combined interest expense	10,262	10,471	10,436	10,037	10,235
Amortization of deferred financing costs	859	810	773	595	589
Income tax expense (benefit), gross	200	(406)	297	(30)	(29)
Depreciation of furniture, fixtures and equipment	98	96	124	121	120
Combined real estate related depreciation and other amortization	10,261	10,292	9,337	9,108	7,944
Gain on sale of depreciated real estate properties	(23)	(23)	(23)	(8)	(2,843)
Minority interest - preferred units	—	—	—	477	572
Minority interest - common units, gross	1,405	1,378	1,763	1,338	2,233
Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA)	$32,055	$30,688	$31,289	$27,876	$26,808
Addback:
General and administrative	2,286	2,242	1,937	1,766	1,948
(Income) losses from service operations	(742)	(124)	(742)	81	81
Equity in loss (income) of unconsol. real estate joint ventures	88	7	(95)	33	153
Merchant sales and real estate services	245	—	(4)	(1)	(580)
Combined Net Operating Income (NOI)	$33,932	$32,813	$32,385	$29,755	$28,410

Discontinued Operations:
Revenues from real estate operations	$—	$—	$2	$6	$902
Property operating expenses	—	—	13	(24)	(348)
Depreciation and amortization	—	—	—	—	(19)
Interest	—	—	—	—	(100)
Gain on sale of real estate	—	(1)	—	(16)	3,011
Income from discontinued operations	—	(1)	15	(34)	3,446
Minority interests in discontinued operations	—	—	(4)	11	(1,011)
Income from discontinued operations, net of minority interests	$—	$(1)	$11	$(23)	$2,435

(Loss) Gain on sales of real estate per statement of operations	$(222)	$24	$23	$21	$404
(Loss) Gain on sales of real estate from discontinued operations	—	(1)	—	(16)	3,011
Combined (loss) gain on sales of real estate	(222)	23	23	5	3,415
Other	—	—	—	4	8
Merchant sales and real estate services	245	—	(4)	(1)	(580)
Gain on sales of depreciated real estate properties	$23	$23	$19	$8	$2,843

Quarterly Equity Analysis

(Amounts in thousands except per share data, share prices and ratios)

	2004	2003
	March 31	December 31	September 30	June 30	March 31
Common Equity - End of Quarter
Common Shares (1)	30,976	29,397	29,361	29,178	23,766
Common Units	8,826	8,870	8,870	8,947	8,990
Total	39,803	38,267	38,231	38,125	32,756
End of Quarter Common Share Price	$25.00	$21.00	$18.51	$16.93	$14.90
Market Value of Common Shares/Units	$995,064	$803,607	$707,656	$645,456	$488,064

Common Shares Trading Volume
Average Daily Volume (Shares)	126	89	99	121	73
Average Daily Volume (Dollars in thousands)	$2,853.28	$1,828.61	$1,778.15	$1,919.19	$1,027.57
As a Percentage of Common Shares	0.4%	0.3%	0.3%	0.5%	0.3%

Common Share Price Range
Quarterly High	$25.05	$22.40	$19.35	$16.96	$15.07
Quarterly Low	$20.28	$18.51	$16.79	$14.75	$13.50
Quarterly Average	$22.62	$20.45	$18.01	$15.92	$14.00
End of Quarter	$25.00	$21.00	$18.51	$16.93	$14.90

Convertible Preferred Equity - End of Quarter
Convertible Series D Preferred Shares Outstanding (2)	n/a	544	544	544	544
Conversion Ratio	n/a	2.200	2.200	2.200	2.200
Common Shares Issued Assuming Conversion	n/a	1,197	1,197	1,197	1,197

Convertible Series C Preferred Units Outstanding (3)	n/a	n/a	n/a	n/a	1,017
Conversion Ratio	n/a	n/a	n/a	n/a	2.381
Common Units Issued Assuming Conversion	n/a	n/a	n/a	n/a	2,421

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series B Shares Outstanding	1,250	1,250	1,250	1,250	1,250
Redeemable Series E Shares Outstanding	1,150	1,150	1,150	1,150	1,150
Redeemable Series F Shares Outstanding	1,425	1,425	1,425	1,425	1,425
Redeemable Series G Shares Outstanding (4)	2,200	2,200	2,200	n/a	n/a
Redeemable Series H Shares Outstanding (5)	2,000	2,000	n/a	n/a	n/a
Total Nonconvertible Preferred Equity	8,025	8,025	6,025	3,825	3,825
Total Convertible Preferred Equity	n/a	544	544	544	1,561
Total Preferred Equity	8,025	8,569	6,569	4,369	5,386
Preferred Share Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00
Recorded Book Value of Preferred Equity	$200,625	$214,225	$164,225	$109,225	$134,642

Weighted Average Shares:
Common Shares Outstanding	29,814	28,951	28,832	25,443	23,323
Restricted Shares Outstanding	—	—	—	334	330
Preferred Shares Outstanding Assuming Conversion	539	1,197	1,197	1,197	1,197
Dilutive Options	1,749	1,663	1,480	1,274	1,015
Common Units	8,863	8,870	8,909	8,963	8,990
Preferred Units Assuming Conversion	—	—	—	2,022	2,421
Denominator for funds from operations per share - diluted	40,965	40,681	40,418	39,233	37,276

Capitalization
Recorded Book Value of Preferred Shares	$200,625	$214,225	$164,225	$109,225	$134,642
Market Value of Common Shares/Units	995,064	803,607	707,656	645,456	488,064
Total Equity Market Capitalization	$1,195,689	$1,017,832	$871,881	$754,681	$622,706

Total Debt	$829,755	$738,698	$759,298	$736,117	$707,990

Total Market Capitalization	$2,025,444	$1,756,530	$1,631,179	$1,490,798	$1,330,696

Debt to Total Market Capitalization	41.0%	42.1%	46.5%	49.4%	53.2%
Debt to Total Assets	57.9%	55.5%	58.4%	60.5%	61.7%
Debt to Undepreciated Book Value of Real Estate Assets	57.1%	54.8%	58.0%	59.9%	61.4%

(1)   Net of 166,600 treasury shares.

(2)   On February 11, 2004, all of the Series D preferred shares were converted into 1,196,800 common shares.

(3)   On June 16, 2003, we repurchased 100% of the outstanding 1,016,662 shares of Series C preferred units.

(4)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(5)   On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Quarterly Valuation Analysis

(Dollars in thousands except per share data and ratios)

	2004		2003
	March 31		December 31		September 30		June 30		March 31

PRICING MULTIPLES

Quarter End Common Stock Price	$25.00		$21.00		$18.51		$16.93		$14.90
Dividend Yield	3.76%		4.48%		5.08%		5.20%		5.91%

Price / Earnings (P / E) Multiple – includes discontinued operations (Quarter End Common Share Price / Annualized Net Income (Loss) Available to Common Shareholders per diluted share)	44.02	x	37.72	x	26.22	x	n/a		16.99	x

Combined NOI Multiple – includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units+ Avg. Total Debt) / Annualized Combined NOI	14.51	x	13.32	x	12.45	x	12.43	x	11.85	x

EBITDA Multiple – includes discontinued operations (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt) / Annualized EBITDA	15.36	x	14.25	x	12.88	x	13.27	x	12.56	x

FFO Multiple (Quarter End Common Share Price / Ann. FFO - diluted per share)	15.70	x	13.19	x	11.18	x	11.14	x	10.19	x

Combined NOI Yield – includes discontinued operations (Annualized Combined NOI / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt))	6.89%		7.50%		8.03%		8.05%		8.44%

EBITDA Yield – includes discontinued operations (Annualized EBITDA / (Market value of Common Equity + Recorded Book Value of Avg. Preferred Share/Units + Avg. Total Debt))	6.51%		7.02%		7.76%		7.54%		7.96%

Total Market Capitalization Per Square Foot ((Market Value of Common Stock + Recorded Book Value of Preferred Share/Units + Total Debt) / Rentable Square Feet) (1)	$188.29		$172.37		$161.99		$154.79		$144.25

RETURNS

Return on Assets – includes discontinued operations (Net Income (Loss) Available to Common Shareholders / Average Total Assets)	0.33%		0.33%		0.43%		n/a		0.48%

Yield on Real Estate Owned - Combined NOI – includes discontinued operations (Ann. Combined NOI / Avg. Adjusted Gross Real Estate Investment) (2)	10.31%		10.41%		10.72%		10.52%		10.33%

Yield on Real Estate Owned - EBITDA - includes discontinued operations (Ann. EBITDA / Avg. Adjusted Gross Real Estate Investment) (2)	9.74%		9.73%		10.36%		9.85%		9.74%

(1)   Excludes square footage of assets under development, under construction or held in a joint venture.

(2)   Excludes land development, construction in progress and investment in real estate joint ventures as these assets do not generate net operating income.

Quarterly Debt Analysis

(Dollars in thousands)

	2004		2003
	March 31		December 31		September 30		June 30		March 31
Debt Outstanding
Mortgage Loans	$637,387		$686,129		$666,622		$615,441		$577,380
Construction Loans	18,368		20,894		12,776		12,776		12,710
Revolving Credit Facility	—		18,900		18,900		18,900		18,900
Secured Revolving Credit Facility	—		12,775		61,000		89,000		99,000
Unsecured Revolving Credit Facility	174,000		—		—		—		—
	$829,755		$738,698		$759,298		$736,117		$707,990

Average Outstanding Balance
Mortgage Loans	$687,012		$672,422		$657,003		$583,012		$575,078
Construction Loans	8,271		12,865		12,776		12,754		12,353
Revolving Credit Facility	14,429		18,900		18,900		18,900		9,574
Secured Revolving Credit Facility	22,609		51,910		79,263		97,194		127,052
Unsecured Revolving Credit Facility	34,681		—		—		—		—
	$767,002		$756,097		$767,942		$711,860		$724,057

Interest Rate Structure
Fixed	$563,624		$548,540		$492,088		$494,194		$496,084
Variable	216,131		90,158		167,210		141,923		111,906
Variable Subject to Interest Rate Protection (1 - 2)	50,000		100,000		100,000		100,000		100,000
	$829,755		$738,698		$759,298		$736,117		$707,990

% of Fixed Rate Loans (3)	73.95%		87.80%		77.98%		80.72%		84.19%
% of Variable Rate Loans	26.05%		12.20%		22.02%		19.28%		15.81%
	100.00%		100.00%		100.00%		100.00%		100.00%

Average Interest Rates
Mortgage & Construction Loans	5.97%		5.92%		5.92%		6.32%		6.38%
Revolving Credit Facility	3.01%		3.02%		3.01%		3.20%		3.25%
Secured Revolving Credit Facility	5.54%		4.48%		3.93%		3.67%		3.58%
Unsecured Revolving Credit Facility	3.19%		n/a		n/a		n/a		n/a
Total Weighted Average	5.78%		5.75%		5.73%		6.06%		6.01%

Debt Ratios
Debt to Total Market Capitalization	41.0%		42.1%		46.5%		49.4%		53.2%
Debt to Undepreciated Book Value of Real Estate Assets	57.1%		54.8%		58.0%		59.9%		61.4%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
Interest Coverage - Combined NOI (Combined NOI / Combined Interest)	3.31	x	3.13	x	3.10	x	2.96	x	2.78	x
Interest Coverage - EBITDA (EBITDA / Combined Interest)	3.12	x	2.93	x	3.00	x	2.78	x	2.62	x
Debt Service Coverage - Combined NOI (Combined NOI / (Combined Interest + Principal Amortization))	2.01	x	2.50	x	2.52	x	2.46	x	2.30	x
Debt Service Coverage - EBITDA (EBITDA / (Combined Interest + Principal Amortization))	1.90	x	2.34	x	2.44	x	2.31	x	2.17	x
Fixed Charge Coverage - Combined NOI (Combined NOI / (Combined Interest + Preferred Distribution))	2.31	x	2.30	x	2.38	x	2.28	x	2.13	x
Fixed Charge Coverage - EBITDA (EBITDA / (Combined Interest + Preferred Distribution))	2.18	x	2.15	x	2.30	x	2.14	x	2.01	x

(1)   We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 2.308% which expires January 3, 2005.

(2)   We executed a $50 million notional amount swap exchanging 30-day floating LIBOR for LIBOR of 1.52% which expired January 7, 2004.

(3)   Includes interest rate protection agreements.

Quarterly Operating Ratios

(Dollars in thousands except per share data and ratios)

	2004	2003
	March 31	December 31	September 30	June 30	March 31
OPERATING RATIOS – All computations include the effect of discontinued operations

Net Income as a % of Combined Real Estate Revenues (Net Income / Combined Real Estate Revenues)	18.36%	17.33%	18.88%	15.26%	18.83%

Combined NOI as a % of Combined Real Estate Revenues (Combined NOI / Combined Real Estate Revenues)	69.29%	70.45%	71.26%	72.79%	66.99%

EBITDA as a % of Combined Real Estate Revenues (EBITDA / Combined Real Estate Revenues)	65.46%	65.88%	68.85%	68.19%	63.21%

G&A as a % of Net Income (G&A / Net Income)	25.42%	27.78%	22.57%	28.31%	24.39%

G&A as a % of Combined Real Estate Revenues (G&A / Combined Real Estate Revenues)	4.67%	4.81%	4.26%	4.32%	4.59%

G&A as a % of EBITDA (G&A / EBITDA)	7.13%	7.31%	6.19%	6.34%	7.27%

Quarter end occupancy for operating portfolio	91.85%	91.24%	91.74%	91.58%	90.85%
Quarter end % leased for operating portfolio	93.76%	92.78%	92.16%	92.04%	92.77%

Recurring Capital Expenditures	$3,023	$3,714	$3,122	$1,864	$2,756
Recurring Capital Expenditures per average square foot	$0.29	$0.37	$0.32	$0.20	$0.31
Recurring Capital Expenditures as a % of NOI (Combined NOI)	8.91%	11.32%	9.64%	6.26%	9.70%

Quarterly Dividend Analysis

2004	2003
March 31	December 31	September 30	June 30	March 31
Common Share Dividends
Dividends per share/unit	$0.235	$0.235	$0.235	$0.220	$0.220
Increase over prior quarter	0.0%	0.0%	6.8%	0.0%	0.0%
Increase over prior year	6.8%	6.8%	6.8%	4.8%	4.8%

Common Dividend Payout Ratios
Payout - Earnings (Common Dividends/ Net Income (Loss) Available to Common Shareholders)	158.2%	158.6%	125.3%	n/a	94.2%

Payout - FFO - Diluted ((Common Dividend + Total Distributions + Convertible Preferred Share Dividends)/FFO)	56.9%	55.8%	53.9%	60.3%	58.1%

Payout - AFFO - Diluted ((Common Dividend + Total Distributions + Convertible Preferred Share Dividends) /AFFO)	76.0%	81.6%	75.4%	80.5%	86.5%

Dividend Coverage - FFO - Diluted (FFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))	1.76	x	1.79	x	1.85	x	1.66	x	1.72	x

Dividend Coverage - AFFO - Diluted (AFFO /(Common Dividend + Total Distributions + Convertible Preferred Share Dividends))	1.32	x	1.23	x	1.33	x	1.24	x	1.16	x

Common Dividend Yields
Dividend Yield	3.76%	4.48%	5.08%	5.20%	5.91%

Series C Preferred Unit Distributions (1)
Preferred Unit Distributions Per Share	n/a	n/a	n/a	$0.56250	$0.56250
Preferred Unit Distributions Yield	n/a	n/a	n/a	9.00%	9.00%
Quarter End Recorded Book Value	n/a	n/a	n/a	$25.00	$25.00

Series B Preferred Share Dividends
Preferred Share Dividends Per Share	$0.62500	$0.62500	$0.62500	$0.62500	$0.62500
Preferred Share Dividend Yield	10.00%	10.00%	10.00%	10.00%	10.00%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series D Preferred Share Dividends (2)
Preferred Share Dividends Per Share	n/a	$0.25000	$0.25000	$0.25000	$0.25000
Preferred Share Dividend Yield	n/a	4.00%	4.00%	4.00%	4.00%
Quarter End Recorded Book Value	n/a	$25.00	$25.00	$25.00	$25.00

Series E Preferred Share Dividends
Preferred Share Dividends Per Share	$0.64063	$0.64063	$0.64063	$0.64063	$0.64063
Preferred Share Dividend Yield	10.25%	10.25%	10.25%	10.25%	10.25%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series F Preferred Share Dividends
Preferred Share Dividends Per Share	$0.61719	$0.61719	$0.61719	$0.61719	$0.61719
Preferred Share Dividend Yield	9.875%	9.875%	9.875%	9.875%	9.875%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends (3)
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	n/a	n/a
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	n/a	n/a
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	n/a	n/a

Series H Preferred Share Dividends (4)
Preferred Share Dividends Per Share	$0.46875	$0.46875	n/a	n/a	n/a
Preferred Share Dividend Yield	7.500%	7.500%	n/a	n/a	n/a
Quarter End Recorded Book Value	$25.00	$25.00	n/a	n/a	n/a

(1)   On June 16, 2003, we repurchased all of the 1,016,662 outstanding Series C convertible preferred units for $36.1 million or $14.90 per common share, on an as-if converted basis.

(2)   On February 11, 2004,  all of the Series D preferred shares were converted into 1,196,800 common shares.

(3)   On August 11, 2003, we issued 2,200,000 Series G preferred shares and recorded a prorated dividend of $.2832 per share for the third quarter.

(4)   On December 18, 2003, we issued 2,000,000 Series H preferred shares and recorded a prorated dividend of $.0729 per share for the fourth quarter.

Investor Composition and Analyst Coverage

(as of March 31, 2004)

SHAREHOLDER CLASSIFICATION	Common Shares		Common Units		As if Converted Preferred Shares / Units		Total		Fully Diluted Ownership % of Total

Insiders	999,061		7,712,558		—		8,711,619		21.89%
Institutional Ownership	22,268,360		—		—		22,268,360		55.95%
Other / Retail	7,708,758		1,113,808		—		8,822,566		22.17%
	30,976,179		8,826,366		—		39,802,545		100.00%

RESEARCH COVERAGE	March 31, 2004		December 31, 2003		September 30, 2003		June 30, 2003		March 31, 2003

A. G. Edwards		x		x		x		x		x
Credit Suisse First Boston	n/a			x		x		x		x
Cobblestone Research, LLC	n/a			x		x	n/a		n/a
Deutsche Banc Alex. Brown	n/a		n/a			x		x		x
Ferris, Baker Watts, Incorporated		x		x		x		x		x
Legg Mason Wood Walker, Inc.		x		x		x		x		x
Maxcor Financial Group, Inc.		x		x		x	n/a		n/a
McDonald Investments		x		x		x		x		x
Mercury Partners, LLC	n/a		n/a		n/a			x		x
Raymond James		x		x		x		x		x
Wachovia Securities		x		x		x		x		x

Source:  Institutional ownership was obtained from filed Forms 13(f) as of December 31, 2003 per Vickers Stock Research Corporation.

Debt Maturity Schedule - March 31, 2004

(Dollars in thousands)

			Recourse Debt (1)
	Non-Recourse Debt (1)		Annual
Year of Maturity	Annual Amortization of Monthly Payments	Due on Maturity	Amortization of Monthly Payments	Due on Maturity	Wachovia Revolver	Total Scheduled Payments

2004	$9,503	$25,890	$439	$3,410	$—	$39,242
2005	16,336	16,368	716	27,048	—	60,468
2006	16,250	74,215	766	46,329	—	137,560
2007	13,644	55,127	512	1,341	—	70,624
2008	8,229	142,903	549	—	174,000	325,681
2009	4,912	52,112	589	—	—	57,613
2010	3,688	43,710	50	12,481	—	59,929
2011	2,553	—	—	—	—	2,553
2012	3,056	35,953	—	—	—	39,009
2013	—	37,076	—	—	—	37,076
	$78,171	$483,354	$3,621	$90,609	$174,000	$829,755

Notes:

(1)   Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have already been exercised.

(2)   We have the right to extend the Unsecured Revolving Credit Facility for a one-year period, subject to certain conditions, upon maturity in March 2007.  The maturity date presented in the above table assumes that the extension option has already been exercised.

We have the following interest rate protection agreements in place:

$50 million notional amount swap of one-month LIBOR at 2.3075%, which commenced in January 2003 and expires in January 2005.

Property Summary by Region - March 31, 2004

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction
	Office Properties

	Baltimore /Washington Corridor
1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
	2720 Technology Drive (220 NBP)	BWI Airport	NBP		M		156,730
2	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,000
3	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
4	132 National Business Parkway	BWI Airport	NBP	2000	M	118,456
5	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
6	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
7	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
8	133 National Business Parkway	BWI Airport	NBP	1997	M	88,666
9	141 National Business Parkway	BWI Airport	NBP	1990	M	87,318
10	135 National Business Parkway	BWI Airport	NBP	1998	M	86,863
11	131 National Business Parkway	BWI Airport	NBP	1990	M	69,039
	318 Carina Road (318 NBP)	BWI Airport	NBP		M		125,847
12	114 National Business Parkway	BWI Airport	NBP	2002	M	9,717
						1,301,324	282,577

1	1306 Concourse Drive	BWI Airport	APS	1990	M	114,046
2	870-880 Elkridge Landing Road	BWI Airport	APS	1981	M	105,151
3	1304 Concourse Drive	BWI Airport	APS	2002	M	102,964
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	97,261
5	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
6	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
7	1302 Concourse Drive	BWI Airport	APS	1996	M	84,152
8	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
9	1099 Winterson Road	BWI Airport	APS	1988	M	71,076
10	1190 Winterson Road	BWI Airport	APS	1987	M	69,024
11	849 International Drive	BWI Airport	APS	1988	M	68,758
12	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
13	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
14	999 Corporate Boulevard	BWI Airport	APS	2000	M	67,456
15	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,713
16	800 International Drive	BWI Airport	APS	1988	S	57,379
17	901 Elkridge Landing Road	BWI Airport	APS	1984	M	57,294
18	900 International Drive	BWI Airport	APS	1986	S	57,140
19	930 International Drive	BWI Airport	APS	1986	S	57,140
20	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	53,031
22	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
23	940 Elkridge Landing Road	BWI Airport	APS	1984	M	51,704
						1,681,425	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,273
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	73,953
3	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	M	59,204
4	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	58,453
5	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	46,400
6	7321 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	39,822
7	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,565
8	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	29,936
9	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	19,992
10	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,841
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	17,061
12	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,962
13	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						485,570	—

48	Subtotal (continued on next page)					3,468,319	282,577

Property Summary by Region - March 31, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

48	Subtotal (continued from prior page)					3,468,319	282,577
				2000	M
1	2500 Riva Road	Annapolis				155,000

1	9140 Route 108	Howard Co. Perimeter	Oakland Ridge	1985	S	150,000

1	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
2	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,743
3	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,847
4	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	107,778
5	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	82,953
6	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	78,460
7	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	75,655
8	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	61,957
9	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	56,350
10	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,002
11	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	49,500
12	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
13	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,936
14	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,309
15	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	35,040
16	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,604
17	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,420
						1,147,920	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers 95	1986	S	160,000
2	9140 Guilford Road	Howard Co. Perimeter	Rivers 95	1983	S	41,704
3	9160 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	M	36,528
4	9150 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	17,655
5	9130 Guilford Road	Howard Co. Perimeter	Rivers 95	1984	S	13,700
						269,587	—

72	Total Baltimore / Washington Corridor					5,190,826	282,577

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	235,954
2	14502 Greenview Drive	Laurel		1988	M	71,926
3	14504 Greenview Drive	Laurel		1985	M	69,194
4	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,030
	4230 Forbes Boulevard	Lanham	Forbes 50		S		55,867

	Total Suburban Maryland					506,104	55,867

	Other

1	9690 Deereco Road	North Baltimore Co.		1988	M	133,737
2	375 West Padonia Road	North Baltimore Co.		1986	M	101,133
3	1615 and 1629 Thames Street	Baltimore City		1989	M	101,115

	Total Other					335,985	—

Property Summary by Region - March 31, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Southern Maryland

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984	M	98,860
2	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
3	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	60,659
4	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,509
5	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
6	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
7	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
8	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444

	Total Southern Maryland					430,869	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields	1989	M	470,413
2	15059 Conference Center Drive	Dulles South	Westfields	2000	M	145,192
3	15049 Conference Center Drive	Dulles South	Westfields	1997	M	145,053
4	14900 Conference Center Drive	Dulles South	Westfields	1999	M	127,572
	4851 Stonecroft Boulevard	Dulles South	Westfields		M		88,094
5	14850 Conference Center Drive	Dulles South	Westfields	2000	M	69,711
6	14840 Conference Center Drive	Dulles South	Westfields	2000	S	69,710
						1,027,651	88,094

1	13200 Woodland Park Drive	Herndon	Woodlands	2002	M	404,665
						404,665	—

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	113,093
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	S	53,728
						166,821	—

9	Total Northern Virginia					1,599,137	88,094

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	66,224
						145,680	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,500
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,921
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,680	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	32,309
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,039
						116,904	—

16	Total Greater Harrisburg					672,264	—

Property Summary by Region - March 31, 2004 (continued)

Operating Property Count		Submarket	Business Park	Year Built or Renovated	Single Story (S) or Multi- story (M)	Total Operational Square Feet	Total Square Feet Under Construction

	Greater Philadelphia

1	753 Jolly Road	Blue Bell	Unisys campus	1992	M	419,472
2	785 Jolly Road	Blue Bell	Unisys campus	1996	M	219,065
3	760 Jolly Road	Blue Bell	Unisys campus	1994	M	208,854
4	751 Jolly Road	Blue Bell	Unisys campus	1991	M	112,958

	Total Greater Philadelphia					960,349	—

	Northern/Central New Jersey

1	431 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1998	S	170,000
2	429 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	M	142,385
3	68 Culver Road	Exit 8A — Cranbury	Princeton Tech Cntr.	2000	M	57,280
4	437 Ridge Road	Exit 8A — Cranbury	Princeton Tech Cntr.	1996	S	30,000
						399,665	—

1	104 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1990	M	47,677
2	101 Interchange Plaza	Exit 8A — Cranbury	Interchange Plaza	1985	M	43,621
						91,298	—

1	47 Commerce	Exit 8A — Cranbury	Centrepoint North	1998	S	41,398
						41,398	—

1	7 Centre Drive	Exit 8A — Cranbury	Monroe Center	1986	S	19,468
2	8 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,199
3	2 Centre Drive	Exit 8A — Cranbury	Monroe Center	1989	S	16,132
						51,799	—

1	4301 Route 1	Monmouth Junction	Princeton Exec. Campus	1986	M	61,433	—
						61,433	—

1	695 Route 46	Wayne	Fairfield Corp. Cntr.	1990	M	157,318
2	710 Route 46	Wayne	Fairfield Corp. Cntr.	1985	M	101,263
						258,581	—

13	Total Northern / Central New Jersey					904,174	—

129	TOTAL PORTFOLIO					10,599,708	426,538

Property Occupancy Rates by Region by Quarter

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Northern Virginia	Suburban Maryland	Other	Southern Maryland	Total Portfolio

March 31, 2004

Number of Buildings	4	72	13	16	9	4	3	8	129
Rentable Square Feet	960,349	5,190,826	904,174	672,264	1,599,137	506,104	335,985	430,869	10,599,708
Percent Occupied	100.00%	91.68%	88.50%	86.10%	94.25%	81.38%	91.91%	95.13%	91.85%

December 31, 2003

Number of Buildings	4	71	13	16	9	3	3	n/a	119
Rentable Square Feet	960,349	5,183,960	904,159	672,264	1,599,137	377,074	335,985	n/a	10,032,928
Percent Occupied	100.00%	90.42%	88.52%	87.20%	94.78%	79.23%	90.98%	n/a	91.24%

September 30, 2003

Number of Buildings	4	70	13	16	9	3	3	n/a	118
Rentable Square Feet	960,349	5,063,248	904,128	672,209	1,599,137	376,986	335,985	n/a	9,912,042
Percent Occupied	100.00%	90.12%	92.10%	89.56%	95.39%	81.17%	90.40%	n/a	91.74%

June 30, 2003

Number of Buildings	4	70	13	16	4	3	3	n/a	113
Rentable Square Feet	960,349	5,056,934	904,128	673,940	1,165,316	376,986	335,985	n/a	9,473,638
Percent Occupied	100.00%	90.27%	92.24%	91.50%	93.52%	81.17%	90.64%	n/a	91.58%

March 31, 2003

Number of Buildings	4	70	13	16	3	3	3	n/a	112
Rentable Square Feet	960,349	5,055,658	904,128	673,940	760,651	376,986	335,985	n/a	9,067,697
Percent Occupied	100.00%	87.47%	93.02%	91.14%	99.12%	89.14%	92.45%	n/a	90.85%

Top Twenty Office Tenants as of March 31, 2004

(Dollars and square feet in thousands)

Tenant		Number of Leases	Total Occupied Square Feet	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue (1)	Percentage of Total Annualized Rental Revenue	Weighted Average Remaining Lease Term (2)

United States of America	(3)	27	1,264,370	13.0%	$26,761	14.2%	5.4
Computer Sciences Corporation	(4)	6	513,866	5.3%	11,798	6.3%	6.2
AT&T Corporation	(4)	8	459,220	4.7%	9,544	5.1%	3.2
VeriSign, Inc.		2	404,665	4.2%	8,920	4.7%	10.3
General Dynamics Corporation		10	396,083	4.1%	7,884	4.2%	5.2
Unisys	(5)	3	741,284	7.6%	7,745	4.1%	5.3
Booz Allen Hamilton, Inc.		8	212,928	2.2%	4,820	2.6%	2.4
Northrop Grumman Corporation		4	192,206	2.0%	4,501	2.4%	3.5
Ciena Corporation		4	278,749	2.9%	3,937	2.1%	2.2
The Boeing Company	(4)	7	148,099	1.5%	3,686	2.0%	5.0
The Aerospace Corporation		2	134,272	1.4%	3,436	1.8%	10.6
Magellan Health Services		2	150,622	1.5%	3,098	1.6%	0.9
Commonwealth of Pennsylvania	(4)	5	185,940	1.9%	2,730	1.5%	5.4
Johns Hopkins University	(4)	7	105,765	1.1%	2,366	1.3%	3.4
The Titan Corporation	(4)	6	88,615	0.9%	2,341	1.2%	5.2
Merck & Co.	(5)	1	219,065	2.3%	2,326	1.2%	5.3
Carefirst, Inc. and Subsidiaries	(4)	3	94,223	1.0%	2,200	1.2%	3.8
USinternetworking, Inc.		1	155,000	1.6%	1,935	1.0%	14.0
Comcast Corporation		1	98,897	1.0%	1,776	0.9%	5.5
Omniplex World Services		1	69,710	0.7%	1,695	0.9%	6.8

Subtotal Top 20 Office Tenants		108	5,913,579	60.7%	113,499	60.4%	5.5
All remaining tenants		435	3,822,630	39.3%	74,302	39.6%	3.5
Total/Weighted Average		543	9,736,209	100.0%	$187,801	100.0%	4.7

(1)   Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(2)   The weighting of the lease term was computed using Total Rental Revenue.

(3)   Many of our government leases are subject to early termination provisions which are customary to government leases. The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(4)   Includes affiliated organizations or agencies.

(5)   Merck & Co., Inc. subleases 219,065 rentable square feet from Unisys’ 960,349 leased rentable square feet.

Combined Real Estate Revenue by Geographic Region by Quarter  (1)

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$25,278	$24,535	$24,670	$23,743	$22,848
Northern Virginia	10,886	10,282	9,010	5,246	5,860
Northern/Central New Jersey	4,679	3,780	3,685	3,657	4,522
Greater Philadelphia	2,506	2,506	2,506	2,506	2,506
Greater Harrisburg	2,243	2,374	2,372	2,658	2,493
Southern Maryland	124	—	—	—	—
Suburban Maryland	1,555	1,463	1,480	1,296	2,482
Other	1,649	1,593	1,622	1,633	1,604

Combined Regional Real Estate Revenue	$48,920	$46,533	$45,345	$40,739	$42,315

(1)   Combined regional real estate revenue represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the effect of discontinued operations.

Combined Net Operating Income by Geographic Region by Quarter  (2)

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Office Properties:

Baltimore/Washington Corridor	$17,153	$16,845	$17,428	$17,413	$14,821
Northern Virginia	7,574	7,288	6,352	3,595	3,977
Northern/Central New Jersey	3,193	2,394	2,384	2,392	2,893
Greater Philadelphia	2,467	2,479	2,470	2,470	2,472
Greater Harrisburg	1,500	1,760	1,709	1,975	1,746
Southern Maryland	91	—	—	—	—
Suburban Maryland	957	940	945	706	1,458
Other	946	958	997	1,061	945

Combined Regional NOI	$33,881	$32,664	$32,285	$29,612	$28,312

Other income / expenses, net	51	46	100	143	98

Combined NOI	$33,932	$32,710	$32,385	$29,755	$28,410

(2)   Combined regional NOI represents GAAP revenue including operating expense reimbursements, straight line rent adjustments, SFAS 141 revenues and tenant services income not provided by our service companies.  Includes the  effect of discontinued operations.

Same Office Property Cash Net Operating Income by Quarter

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Greater Philadelphia	$2,478	$2,490	$2,482	$2,432	$2,434
Baltimore/Washington Corridor	15,081	15,372	16,250	15,614	13,475
Northern/Central New Jersey	3,217	2,400	2,372	2,380	2,454
Greater Harrisburg	1,707	1,754	1,697	1,958	1,731
Suburban Maryland	783	915	866	759	912
Northern Virginia	2,623	2,528	2,515	2,531	3,732
Other	931	952	982	1,018	933

Total Office Properties	$26,820	$26,411	$27,164	$26,692	$25,671

Same Office Property GAAP Net Operating Income by Quarter

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Office Properties: (1)

Greater Philadelphia	$2,467	$2,479	$2,470	$2,470	$2,472
Baltimore/Washington Corridor	15,854	16,303	16,854	16,798	14,659
Northern/Central New Jersey	3,193	2,396	2,366	2,416	2,495
Greater Harrisburg	1,500	1,760	1,708	1,974	1,745
Suburban Maryland	801	940	930	727	974
Northern Virginia	3,009	2,769	2,861	2,867	4,042
Other	946	958	997	1,061	945

Total Office Properties	$27,770	$27,605	$28,186	$28,313	$27,332

(1)   Same office properties include buildings owned for a minimum of five reporting quarters.

Average Occupancy Rates by Region for Same Office Properties  (1)

	Greater Philadelphia	Baltimore / Washington Corridor	Northern / Central New Jersey	Greater Harrisburg	Suburban Maryland	Northern Virginia	Other	Total Office

1st Quarter 2004 Average

Number of Buildings	4	67	12	16	3	3	3	108
Rentable Square Feet	960,349	4,804,059	746,815	672,264	377,074	760,658	335,985	8,657,204
Percent Occupied	100.00%	91.57%	90.43%	86.64%	78.58%	99.58%	91.29%	92.15%

4th Quarter 2003 Average

Number of Buildings	4	67	12	16	3	3	3	108
Rentable Square Feet	960,349	4,802,667	746,744	672,264	377,074	760,658	335,985	8,655,741
Percent Occupied	100.00%	90.54%	90.85%	88.13%	79.80%	93.72%	90.59%	91.24%

3rd Quarter 2003 Average

Number of Buildings	4	67	12	16	3	3	3	108
Rentable Square Feet	960,349	4,798,076	746,734	673,363	376,986	760,658	335,985	8,652,151
Percent Occupied	100.00%	90.87%	92.55%	91.08%	81.17%	92.67%	90.56%	91.77%

2nd Quarter 2003 Average

Number of Buildings	4	67	12	16	3	3	3	108
Rentable Square Feet	960,349	4,795,712	746,734	673,940	376,986	760,651	335,985	8,650,357
Percent Occupied	100.00%	90.00%	92.88%	91.39%	81.06%	90.59%	91.09%	91.17%

1st Quarter 2003 Average

Number of Buildings	4	67	12	16	3	3	3	108
Rentable Square Feet	960,349	4,795,147	746,734	673,940	376,986	760,651	336,985	8,650,792
Percent Occupied	100.00%	89.59%	93.04%	90.52%	89.42%	98.58%	90.08%	91.92%

(1)   Same office properties include buildings owned for a minimum of five reporting quarters.

Office Lease Expiration Analysis by Year

Year of Lease Expiration (1)	Number of Leases Expiring	Square Footage of Leases Expiring	Percentage of Total Occupied Square Feet	Total Annualized Rental Revenue of Expiring Leases (2)	Percentage of Total Annualized Rental Revenue Expiring	Total Annual. Rental Revenue of Expiring Leases per Occupied Square Foot
				(000s)

2004	66	751,370	7.7%	$14,144	7.5%	$18.82
2005	89	1,023,287	10.5%	20,603	11.0%	20.13
2006	85	1,114,125	11.4%	20,931	11.1%	18.79
2007	98	1,388,642	14.3%	28,201	15.0%	20.31
2008	79	1,131,999	11.6%	23,642	12.6%	20.89
2009	56	1,721,576	17.7%	24,527	13.1%	14.25
2010	25	892,833	9.2%	19,820	10.6%	22.20
2011	5	93,262	1.0%	2,358	1.3%	25.29
2012	10	505,513	5.2%	10,201	5.4%	20.18
2013	4	311,928	3.2%	8,104	4.3%	25.98
2014	5	580,024	6.0%	13,002	6.9%	22.42
2015	—	—	0.0%	—	0.0%	0.00
2016	—	—	0.0%	—	0.0%	0.00
2017	—	—	0.0%	—	0.0%	0.00
2018	1	155,000	1.6%	1,935	1.0%	12.48

Other (3)	20	66,650	0.7%	333	0.2%	4.99

Total/Weighted Average	543	9,736,209	100.0%	$187,801	100.0%	$19.85

NOTE:  As of March 31, 2004, the weighted average lease term is 4.7 years.

(1)   Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(2)   Total Annualized Rental Revenue is the monthly contractual base rent as of March 31, 2004 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases excluding development properties.

(3)   Other consists primarily of amenities, including cafeterias, concierge offices and property management space.  In addition, month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line item as the exact expiration date is unknown.

Quarterly Office Renewal Analysis

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office

Quarter Ended March 31, 2004:

Expiring Square Feet	28,647	162,408	107,761	16,878	7,142	6,230	329,066
Vacated Square Feet	16,618	3,677	12,320	11,810	1,400	6,230	52,055
Renewed Square Feet	12,029	158,731	95,441	5,068	5,742	-	277,011
Retention Rate (% based upon square feet)	41.99%	97.74%	88.57%	30.03%	80.40%	0.00%	84.18%

Renewed Space Only:
Change in Base Rent - Straight-line	10.32%	11.14%	-15.10%	-3.34%	5.30%	0.00%	3.52%
Change in Total Rent - Straight-line	16.08%	9.40%	-12.44%	-3.34%	4.77%	0.00%	2.84%

Change in Base Rent - Cash	3.09%	5.53%	-21.90%	-14.73%	-3.34%	0.00%	-2.70%
Change in Total Rent - Cash	9.41%	4.28%	-18.12%	-14.73%	-3.01%	0.00%	-2.68%

Average Capital Cost per Square Foot	$—	$0.27	$4.21	$1.77	$2.93	$—	$1.70

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	2.95%	10.82%	-15.10%	-3.34%	13.01%	-35.90%	3.26%
Change in Total Rent - Straight-line	5.58%	8.90%	-12.44%	-3.34%	2.99%	-39.10%	3.06%

Change in Base Rent - Cash	3.87%	5.26%	-21.90%	-14.73%	4.37%	-35.90%	-0.13%
Change in Total Rent - Cash	6.56%	3.84%	-18.12%	-14.73%	-4.63%	-39.10%	-0.02%

Average Capital Cost per Square Foot	$11.47	$0.33	$4.21	$1.77	$33.77	$0.76	$7.75

Quarter Ended December 31, 2003:

Expiring Square Feet	150,726	12,018	94,695	36,622	8,247	843	303,151
Vacated Square Feet	5,140	—	20,247	6,466	3,572	843	36,268
Renewed Square Feet	145,586	12,018	74,448	30,156	4,675	—	266,883
Retention Rate (% based upon square feet)	96.59%	100.00%	78.62%	82.34%	56.69%	0.00%	88.04%

Renewed Space Only:
Change in Base Rent - Straight-line	10.21%	-4.60%	2.54%	16.95%	1.50%	0.00%	8.34%
Change in Total Rent - Straight-line	6.88%	-9.54%	2.26%	14.19%	0.46%	0.00%	5.55%

Change in Base Rent - Cash	2.00%	-4.86%	0.97%	2.68%	-1.55%	0.00%	1.44%
Change in Total Rent - Cash	-0.58%	-9.88%	0.99%	2.27%	-2.56%	0.00%	-0.53%

Average Capital Cost per Square Foot	$1.70	$6.91	$2.37	$5.64	$4.10	$—	$2.61

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	9.80%	-4.60%	1.31%	1.46%	-2.62%	-14.39%	1.05%
Change in Total Rent - Straight-line	6.52%	-9.54%	2.44%	0.94%	-2.20%	-15.51%	-0.44%

Change in Base Rent - Cash	3.29%	-4.86%	-0.41%	-9.75%	-5.55%	-18.11%	-3.99%
Change in Total Rent - Cash	0.54%	-9.88%	1.03%	-8.85%	-4.90%	-19.22%	-5.07%

Average Capital Cost per Square Foot	$5.37	$6.91	$2.86	$9.75	$6.49	$2.56	$5.18

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

Quarterly Office Renewal Analysis (continued)

	Baltimore/ Washington Corridor	Northern/ Central New Jersey	Greater Harrisburg	Suburban Maryland	Other	Northern Virginia	Total Office

Quarter Ended September 30, 2003:

Expiring Square Feet	214,371	29,103	23,779	20,985	2,249	133,691	424,178
Vacated Square Feet	28,184	17,085	—	8,841	—	—	54,110
Renewed Square Feet	186,187	12,018	23,779	12,144	2,249	133,691	370,068
Retention Rate (% based upon square feet)	86.85%	41.29%	100.00%	57.87%	100.00%	100.00%	87.24%

Renewed Space Only:
Change in Base Rent - Straight-line	9.67%	5.30%	-0.10%	0.51%	5.62%	19.09%	12.30%
Change in Total Rent - Straight-line	8.21%	4.99%	-0.08%	-0.77%	5.52%	12.77%	9.51%

Change in Base Rent - Cash	0.25%	0.36%	-2.77%	-4.02%	4.00%	0.00%	-0.08%
Change in Total Rent - Cash	0.19%	0.34%	-2.26%	-5.12%	3.93%	0.00%	-0.11%

Average Capital Cost per Square Foot	$1.45	$17.00	$1.05	$3.90	$0.80	$8.37	$4.51

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	13.51%	4.31%	3.18%	1.17%	5.62%	19.09%	13.88%
Change in Total Rent - Straight-line	11.29%	4.46%	0.36%	-1.49%	5.52%	12.77%	10.81%

Change in Base Rent - Cash	5.79%	-0.81%	-0.01%	-4.13%	4.00%	0.00%	3.33%
Change in Total Rent - Cash	4.53%	-0.33%	-2.18%	-6.52%	3.93%	0.00%	2.29%

Average Capital Cost per Square Foot	$8.78	$18.74	$1.37	$5.67	$0.80	$8.37	$8.48

Quarter Ended June 30, 2003:

Expiring Square Feet	278,730	14,155	28,143	8,221	2,272	27,662	359,183
Vacated Square Feet	109,758	—	2,392	8,221	2,272	7,258	129,901
Renewed Square Feet	168,972	14,155	25,751	—	—	20,404	229,282
Retention Rate (% based upon square feet)	60.62%	100.00%	91.50%	0.00%	0.00%	73.76%	63.83%

Renewed Space Only:
Change in Base Rent - Straight-line	-0.79%	14.65%	-3.78%	0.00%	0.00%	-11.20%	-1.53%
Change in Total Rent - Straight-line	-1.25%	7.27%	-3.16%	0.00%	0.00%	-8.77%	-2.08%

Change in Base Rent - Cash	-3.91%	9.67%	-12.46%	0.00%	0.00%	-5.26%	-3.86%
Change in Total Rent - Cash	-4.27%	3.04%	-10.48%	0.00%	0.00%	-4.05%	-4.23%

Average Capital Cost per Square Foot	$2.16	$11.16	$10.63	$—	$—	$—	$3.48

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	7.75%	16.05%	-4.65%	17.30%	0.00%	-16.82%	3.67%
Change in Total Rent - Straight-line	5.17%	9.43%	-3.87%	9.45%	0.00%	-22.43%	-0.11%

Change in Base Rent - Cash	3.51%	12.18%	-12.74%	8.34%	0.00%	-18.51%	-0.28%
Change in Total Rent - Cash	1.24%	6.05%	-10.65%	1.23%	0.00%	-23.78%	-3.61%

Average Capital Cost per Square Foot	$5.92	$13.76	$10.07	$11.23	$—	$1.60	$6.15

Quarter Ended March 31, 2003:

Expiring Square Feet	63,755	13,259	13,824	11,926	10,320	—	113,084
Vacated Square Feet	46,462	9,927	2,501	11,926	—	—	70,816
Renewed Square Feet	17,293	3,332	11,323	—	10,320	—	42,268
Retention Rate (% based upon square feet)	27.12%	25.13%	81.91%	0.00%	100.00%	0.00%	37.38%

Renewed Space Only:
Change in Base Rent - Straight-line	7.89%	14.22%	-5.67%	0.00%	-2.39%	0.00%	2.71%
Change in Total Rent - Straight-line	2.61%	9.08%	-4.96%	0.00%	-2.39%	0.00%	0.08%

Change in Base Rent - Cash	1.03%	3.71%	-6.10%	0.00%	-9.33%	0.00%	-3.35%
Change in Total Rent - Cash	-3.64%	-0.74%	-5.29%	0.00%	-9.33%	0.00%	-5.50%

Average Capital Cost per Square Foot	$2.22	$6.99	$0.17	$—	$11.51	$—	$4.32

Renewed & Retenanted Space:
Change in Base Rent - Straight-line	4.60%	14.22%	-15.98%	0.00%	-4.91%	0.00%	0.09%
Change in Total Rent - Straight-line	2.01%	9.08%	-15.22%	0.00%	-2.51%	0.00%	-1.42%

Change in Base Rent - Cash	-7.77%	3.71%	-17.19%	0.00%	-9.81%	0.00%	-9.12%
Change in Total Rent - Cash	-9.95%	-0.74%	-16.21%	0.00%	-6.97%	0.00%	-10.02%

Average Capital Cost per Square Foot	$12.68	$6.99	$5.78	$—	$11.23	$—	$10.76

Note:  No renewal or retenanting activity transpired in our Greater Philadelphia region.

Year to Date Acquisition Summary as of March 31, 2004

(Dollars in thousands)

	Submarket	Acquisition Date	Square Feet	Occupancy Percentage at Acquisition	March 31, 2004 Occupancy Percentage	Investment (1)

Individual Property:

400 Professional Drive	Gaithersburg	3/5/2004	129,030	90.0%	90.0%	$23,182

22309 Exploration Drive	St. Mary’s County	3/24/2004	98,860	100.0%	100.0%	13,500

22299 Exploration Drive	St. Mary’s County	3/24/2004	58,509	80.4%	80.4%	7,847

22289 Exploration Drive	St. Mary’s County	3/24/2004	60,659	96.2%	96.2%	7,897

46579 Expedition Drive	St. Mary’s County	3/24/2004	61,156	82.5%	88.2%	7,847

23535 Cottonwood Parkway	St. Mary’s County	3/24/2004	46,656	100.0%	100.0%	4,011

44408 Pecan Court	St. Mary’s County	3/24/2004	50,532	100.0%	100.0%	4,362

44414 Pecan Court	St. Mary’s County	3/24/2004	25,444	100.0%	100.0%	2,131

44417 Pecan Court	St. Mary’s County	3/24/2004	29,053	100.0%	100.0%	2,507

Total			559,899	93.3%	94.0%	$73,283

(1)   Initial investment recorded by property as of March 31, 2004 for asset purchase.

Development Summary as of March 31, 2004

(Dollars in thousands)

Property and Location	Submarket	Wholly Owned or Joint Venture (JV)	Total Rentable Square Feet	Percentage Leased or Committed	Anticipated Total Cost	Cost to date	Outstanding Loan as of 3/31/2004	Anticipated Date of Operations

Under Construction

4230 Forbes Boulevard Lanham, Maryland (1)	Lanham	JV	55,867	47.95%	$6,166	$4,337	$3,410	Construction 3Q 04

2720 Technology Drive (220 NBP) Annapolis Junction, Maryland (2)	BWI Airport	JV	156,730	100.00%	25,431	17,753	6,761	Construction 3Q 04

4851 Stonecroft Boulevard (Greens III) Chantilly, Virginia	Dulles South	Owned	88,094	100.00%	15,186	6,615	—	Construction 4Q 04

318 Carina Road (318 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,847	0.00%	22,317	5,335	—	Construction 3Q 05

Total Under Construction			426,538	63.68%	$69,100	$34,040	$10,171

(1)  Total loan commitment for this property is $4,700.

(2)  Total loan commitment for this property is $20,000.

Under Development

2691 Technology Drive (191 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	103,683	0.00%	$17,255	$2,171	$—	Development 3Q 05

304 Carina Road (304 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	162,729	0.00%	31,399	734	—	Development 1Q 06

15010 Conference Center Drive (WTP II) Chantilly, Virginia	Dulles South	Owned	216,342	0.00%	37,674	4,977	—	Development 3Q 06

Total Under Development			482,754	0.00%	$86,328	$7,882	$—

Joint Venture Summary as of March 31, 2004

(Dollars in thousands)

Consolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	Total Assets	Consolidated Debt as of 3/31/04	Recourse to COPT	Option to Acquire Partner’s Interest

4230 Forbes Boulevard Lanham, Maryland	50%	Construction	55,867	5 acres	$4,261	$3,410	Yes, up to $4.5 million	Yes

MOR Montpelier 3 LLC Laurel, Maryland	50%	Development		2 acres	877	—	N/A	Yes

Gateway 70 Columbia, Maryland	80%	Development		12 acres	3,417	—	N/A	Yes

220 NBP Annapolis Junction, Maryland	20%	Construction	156,730	11 acres	14,827	6,761	Yes	Yes

TOTAL					$23,382	$10,171

Unconsolidated Properties

Property and Location	Joint Venture Interest Held By COPT	Status	Square Feet	Acreage	COPT Investment	Off-Balance Sheet Debt as of 3/31/04	Recourse to COPT	Option to Acquire Partner’s Interest

695 Route 46 Wayne, New Jersey (1)	20%	Operating	157,394	13 acres	$1,059	$14,263	No	No

TOTAL					$1,059	$14,263

(1)   Effective March 14, 2003, we contributed our wholly-owned property into a joint venture in exchange for a 20% joint venture interest and a cash payment of $19,960. The joint venture borrowed a $14,500, ten-year, 5.97% fixed interest rate loan from Allstate Life Insurance Company.

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Net investment in real estate	$1,286,781	$1,189,258	$1,155,721	$1,098,043	$1,041,323
Add: Intangible assets on real estate acquisitions, net	55,577	55,692	57,371	42,577	30,765
Add: Accumulated depreciation	110,155	103,070	96,538	88,174	80,513
Gross investment in real estate or denominator for Debt to Undepreciated Book Value of Real Estate	$1,452,513	$1,348,020	$1,309,630	$1,228,794	$1,152,601
Less: Land - development	(59,231)	(53,356)	(43,482)	(43,357)	(43,233)
Less: Construction in progress	(35,387)	(13,793)	(9,474)	(6,847)	(5,334)
Less: Investment in and advances to unconsolidated real estate joint ventures	(1,059)	(5,262)	(9,576)	(9,817)	(9,679)
Gross investment in operating real estate	$1,356,836	$1,275,609	$1,247,098	$1,168,773	$1,094,355
Average gross investment in operating real estate	$1,316,223	$1,261,354	$1,207,936	$1,131,564	$1,100,440

Gross investment in real estate or denominator for Debt to Undepreciated Book Value of Real Estate	$1,452,513	$1,348,020	$1,309,630	$1,228,794	$1,152,601
Less: Accumulated depreciation	(110,155)	(103,070)	(96,538)	(88,174)	(80,513)
Add: Assets other than assets included in Gross Investment in Real Estate or denominator for Undepreciated Book Value of Real Estate	89,652	87,126	87,378	76,746	76,252
Denominator for Debt to Total Assets	$1,432,010	$1,332,076	$1,300,470	$1,217,366	$1,148,340

GAAP Revenues from Real Estate Operations	$48,971	$46,579	$45,448	$40,878	$41,518
Revenues from discontinued operations	—	—	1	6	902
Other income (expense)	—	—	(2)	(4)	(8)
Combined Real Estate Revenues	$48,971	$46,579	$45,447	$40,880	$42,412
Interest income	(50)	(46)	(102)	(141)	(97)
Combined Regional Rental Revenues	$48,921	$46,533	$45,345	$40,739	$42,315

GAAP Property Operating	$15,039	$13,869	$13,075	$11,101	$13,654
Property operating from discontinued operations	—	—	(13)	24	348

Combined Property Operating Expenses from Real Estate Operations	$15,039	$13,869	$13,062	$11,125	$14,002

GAAP Revenues from Real Estate Operations	$48,971	$46,579	$45,448	$40,878	$41,518
Property operating	(15,039)	(13,869)	(13,075)	(11,101)	(13,654)
Revenues from discontinued operations	—	—	1	6	902
Property operating from discontinued operations	—	—	13	(24)	(348)
Other revenue	—	—	(2)	(4)	(8)
Combined Net Operating Income	$33,932	$32,710	$32,385	$29,755	$28,410
Interest income and other income (expense), net	(51)	(46)	(100)	(143)	(98)
Combined Regional Net Operating Income	$33,881	$32,664	$32,285	$29,612	$28,312

GAAP Net Operating Income for Same Office Properties	$27,770	$27,605	$28,186	$28,313	$27,332
Less: Straight-line rent	(261)	(565)	(470)	(1,122)	(1,113)
Less: Accretion of intangible assets and liabilities classified as revenues	(689)	(629)	(551)	(501)	(549)
Cash Net Operating Income for Same Office Properties	$26,820	$26,411	$27,165	$26,690	$25,670

Depreciation and amortization	$10,359	$10,387	$9,462	$9,229	$8,044
Depreciation of furniture, fixtures and equipment	(98)	(96)	(124)	(121)	(120)
Depreciation and amortization from discontinued operations	—	—	—	—	19
Combined real estate related depreciation and other amortization	$10,261	$10,291	$9,338	$9,108	$7,943

Total tenant improvements on operating properties	$2,268	$2,306	$2,355	$1,612	$2,315
Total capital improvements on operating properties	836	1,677	843	1,599	296
Total leasing costs incurred for operating properties	566	1,197	1,004	587	472
Less: Nonrecurring tenant improvements on operating properties	(112)	(936)	(470)	(584)	(34)
Less: Nonrecurring capital improvements on operating properties	(505)	(476)	(312)	(1,307)	(252)
Less: Nonrecurring leasing costs incurred for operating properties	(30)	(51)	(346)	(46)	(41)
Add: Recurring improvements on operating properties held through joint ventures	—	(3)	48	3	—
Recurring capital improvements	$3,023	$3,714	$3,122	$1,864	$2,756

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	2004	2003
	March 31	December 31	September 30	June 30	March 31

Interest expense from continuing operations	$10,262	$10,471	$10,436	$10,037	$10,135
Interest expense from discontinued operations	—	—	—	—	100
Combined interest expense or denominator for interest coverage	$10,262	$10,471	$10,436	$10,037	$10,235
Scheduled principal amortization	6,618	2,667	2,390	2,056	2,108
Denominator for Debt Service Coverage	$16,880	$13,138	$12,826	$12,093	$12,343
Less: Scheduled principal amortization	(6,618)	(2,667)	(2,390)	(2,056)	(2,108)
Preferred dividends - redeemable non-convertible	4,435	3,643	3,021	2,397	2,397
Preferred dividends - redeemable convertible	21	136	136	136	136
Preferred distributions	—	—	—	478	572
Denominator for Fixed Charge Coverage	$14,718	$14,250	$13,593	$13,048	$13,340

Common dividends for Earnings Payout Ratio	$7,178	$6,807	$6,798	$6,322	$5,139
Common distributions	2,074	2,084	2,085	1,968	1,978
Common dividends on restricted shares	—	—	—	90	83
Convertible preferred dividends	21	136	136	136	136
Convertible preferred unit distributions	—	—	—	477	572
Dividends and distributions for FFO and AFFO Payout Ratio	$9,273	$9,027	$9,019	$8,993	$7,908

Reclassifications and Definitions

Reclassifications:

Funds from operations as reported for 2002 changed due to our reclassification of certain items in connection with our accounting under Statement of Financial Accounting Standards No. 141 “Business Combinations” or (“SFAS 141”).  Funds from operations for 1999 through 2002 changed due to our reclassification of losses on early retirement of debt in connection with our adoption of Statement of Financial Accounting Standards No. 145, “Rescission of FASB Statements No. 4, 44 and 64, Amendment of FASB Statement No. 13 and Technical Corrections” on January 1, 2003.

NAREIT	National Association of Real Estate Investment Trusts.

GAAP	Generally accepted accounting principles.

Funds from Operations (FFO)

Under NAREIT’s definition, FFO means net income (loss) computed using GAAP, excluding gains (or losses) from sales of real estate, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; we believe that inclusion of these development gains is in compliance with the NAREIT definition of FFO, although others may interpret the definition differently.  Additionally, the repurchase of the Series C preferred units for an amount in excess of recorded book value was a transaction not contemplated in the NAREIT definition of FFO; we believe that the exclusion of such amount is appropriate.  The FFO we present may not be comparable to the FFO of other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic FFO

Basic FFO is FFO adjusted to (1) subtract preferred share dividends and (2) add back GAAP net income allocated to common units in Corporate Office Properties, L.P. (the “Operating Partnership”) not owned by the Company.  With these adjustments, Basic FFO represents FFO available to common shareholders and common unitholders.

Diluted FFO

Diluted FFO is Basic FFO adjusted to add back any convertible preferred share dividends and any other changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  However, the computation of Diluted FFO does not assume conversion of securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  Diluted FFO is the numerator used to computed diluted FFO per share.

Diluted FFO excluding SFAS 141	Diluted FFO adjusted to eliminate the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141.

Diluted Adjusted Funds from Operations (AFFO)

Diluted AFFO, is Diluted FFO, adjusted to eliminate the effect of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of the value assigned to in-place operating leases of acquired properties in connection with SFAS 141) and recurring capital expenditures.

Recurring Capital Expenditures

Capital improvements, tenant improvements and leasing costs associated with our operating properties that are not (1) items contemplated prior to the acquisition of a property, (2) improvements associated with the expansion of a building or its improvements, (3) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class B office) and (4) capital improvements that represent the addition of something new to the property rather than the replacement of something (for example, the addition of a new heating and air conditioning unit that is not replacing one that was previously there).

Combined Net Operating Income (NOI)

Total revenues from real estate operations less total property expenses from real estate operations, including discontinued operations.  Total property operating expenses, as used in this definition, do not include depreciation, amortization and interest expense associated with real estate operations.

Reclassifications and Definitions (continued)

Cash Net Operating Income

Cash NOI is Combined NOI adjusted to eliminate the effects of noncash rental revenues (comprised of straight-line rental adjustments and the amortization of value assigned to in-place operating leases of acquired properties in connection with SFAS 141).  Under GAAP, rental revenue is recognized evenly over the term of tenant leases.  Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue.  Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods.  Under SFAS 141, when a property is acquired, in-place operating leases carrying rents above or below market are valued as of the date of the acquisition; such value is then amortized into rental revenue over the lives of the related leases.

Earnings Before Interest, Income Taxes and Depreciation and Amortization (EBITDA)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization, income taxes, gain on sales of real estate (excluding sales of non-operating properties and development services provided on operating properties), minority interests and preferred share dividends.

Combined Real Estate Revenues	Total revenues from real estate operations, including discontinued operations.

Earnings Payout Ratio	Total dividends on common shares divided by net income (loss) available to common shareholders.

Diluted FFO Payout Ratio

Diluted FFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted FFO.

Diluted AFFO Payout Ratio

Diluted AFFO Payout Ratio is defined as (1) the sum of (A) dividends on common shares and convertible preferred shares and (B) distributions to holders of common units and convertible preferred units in the Operating Partnership not owned by the Company divided by (2) Diluted AFFO assuming conversion of share options, common unit warrants, preferred units and preferred shares.

Debt to Undepreciated Book Value of Real Estate Assets	Mortgage loans payable divided by gross investment in real estate as computed by adding accumulated depreciation to the net investment in real estate as presented on our balance sheet.

Base rent - straight-line or straight-line rent	Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP.

Total rent - straight-line

Contractual minimum rent under leases recorded into rental revenue using the average contractual rent over the lease term in accordance with GAAP plus estimated operating expense reimbursesments, or total rent.

Base rent - cash	Contractual minimum rent under leases remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Total rent - cash

Contractual minimum rent under leases plus estimated operating expense reimbursesments, or total rent, as remitted by the replacement tenant at lease commencement or the predecessor tenant at date of lease expiration.

Combined NOI Multiple, EBITDA Multiple and FFO Multiple

Combined NOI Multiple and EBITDA Multiple divide (A) the sum of (1) the aggregate market value of the average outstanding common equity, which is comprised of the Registrant’s common shares and common units in the Operating Partnership not owned by the Registrant, (2) the aggregate liquidation value of (a) the Registrant’s average outstanding preferred shares of beneficial interest (the “preferred shares”) and (b) the average outstanding preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans by (B) the applicable measure for a quarter on an annualized basis (amount for quarter multiplied by four).  FFO Multiple divides the quarter end market price for the common shares by the Registrant’s annualized diluted FFO per share (diluted FFO per share for the quarter multiplied by four).

Combined NOI Yield and EBITDA Yield

Combined NOI Yield and EBITDA Yield divide (A) either combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by (B) the sum of (1) the aggregate market value of the average outstanding common equity, (2) the aggregate liquidation value of the Registrant’s average outstanding preferred shares and average preferred units in the Operating Partnership not owned by the Registrant and (3) the aggregate amount of the average outstanding mortgage loans.

Reclassifications and Definitions (continued)

Yield on Real Estate Owned - Combined NOI and Yield on Real Estate Owned - EBITDA

Yield on Real Estate Owned - Combined NOI and Yield on Real Estate Owned - EBITDA divide either Combined NOI or EBITDA for a quarter on an annualized basis (amount for quarter multiplied by four) by the aggregate average investment in real estate,  excluding (A) land under development, (B) construction in progress, and (C) investments in and advances to unconsolidated real estate joint ventures.  The Registrant believes that the Return on Assets (defined as net income available to common shareholders for the quarter multiplied by four divided by the aggregate average total assets) is the most directly comparable GAAP number to these two yield measures.

Interest Coverage - Combined NOI and Interest Coverage - EBITDA	Interest Coverage - Combined NOI and Interest Coverage - EBITDA divide either combined NOI or EBITDA by interest expense on continuing and discontinued operations.

Debt Service Coverage - Combined NOI and Debt Service Coverage - EBITDA

Debt Service Coverage - Combined NOI and Debt Service Coverage - EBITDA divide either combined NOI or EBITDA by the sum of interest expense and scheduled principal amortization on mortgage loans for continuing and discontinued operations.

Fixed Charge Coverage - Combined NOI and Fixed Charge Coverage - EBITDA

Fixed Charge Coverage - Combined NOI and Fixed Charge Coverage - EBITDA divide either combined NOI or EBITDA by the sum of (1) interest expense on continuing and discontinued operations, (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant.

Combined NOI as a Percentage of Combined Real Estate Revenues and EBITDA as a Percentage of Combined Real Estate Revenues	Combined NOI and EBITDA as a Percentage of Combined Real Estate Revenues divide either Combined NOI or EBITDA by total real estate revenues from continuing and discontinued operations.

General and Administrative Expenses as a Percentage of EBITDA	General and Administrative Expenses as a Percentage of EBITDA divides general and administrative expenses by EBITDA.

Recurring Capital Expenditures as a Percentage of Combined NOI

Recurring Capital Expenditures as a Percentage of Combined NOI divides recurring capital expenditures (representing mostly capitalized fixed asset expenditures and leasing costs for operating real estate properties) by NOI.